Portions of this Exhibit are the subject of a request for confidential treatment. The copy filed as an exhibit omits the information subject to such confidential request. The omitted information has been filed separately with the Commission. Such portions are marked by brackets [***] and the page on which they appear contain an asterisk (*) in the upper right corner.

                                                                 Exhibit 10.20*

                               [DoubleClick Logo]


                           INSERTION ORDER PROPERTIES


ADMINISTRATIVE FUNCTION:  [VIEW CHANGE LOG]

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Order ID                                         X     159544
-------------------------------------------------------------------------------------------------------------------------
Order Type                                       X     Network Sponsorship
-------------------------------------------------------------------------------------------------------------------------
Insertion Order Type                             X     Exclusive
-------------------------------------------------------------------------------------------------------------------------
Sales Assignments                                X     Jeffrey Silverman          Sponsorships - East
-------------------------------------------------------------------------------------------------------------------------
                                                       Craig Paris                Network/Altavista Inside Sales     Set
-------------------------------------------------------------------------------------------------------------------------
Status                                           ?     Order does not meet the Order Approval Criteria for the
                                                       network.
                                                       There are fewer impressions than contracted.  Pending
                                                       signature(s).
-------------------------------------------------------------------------------------------------------------------------
Billing Status                                   X     Open / Unbilled [Update]  Draw from Pre-Pay Monthly
-------------------------------------------------------------------------------------------------------------------------
Name                                             X     Headhunter.net Alta Vista "Featured Badge Position"
                                                       04/01/99 - 12/31/99
-------------------------------------------------------------------------------------------------------------------------
Comments                                         X     None
-------------------------------------------------------------------------------------------------------------------------
Bulk                                             X     No
-------------------------------------------------------------------------------------------------------------------------
Total Impressions                                X     [***]
-------------------------------------------------------------------------------------------------------------------------
Start Date                                       X     April 01, 1999
-------------------------------------------------------------------------------------------------------------------------
End Date                                         X     December 31, 1999
-------------------------------------------------------------------------------------------------------------------------
Number of Days                                   X     275
-------------------------------------------------------------------------------------------------------------------------
Billing Method                                   X     Actuals                                                       Set
-------------------------------------------------------------------------------------------------------------------------
Paid in Full                                     X     N/A
-------------------------------------------------------------------------------------------------------------------------
PO Number                                        X     None
-------------------------------------------------------------------------------------------------------------------------
Contract for Ad Placement Materials              X     Judy Hackett
                                                       770-300-9272
                                                       judy.hackett@headhunter.net
-------------------------------------------------------------------------------------------------------------------------
Approved                                         X     Yes
-------------------------------------------------------------------------------------------------------------------------
Targeting Information                            X     [***] impressions overall guaranteed monthly Badge and Run of Alta Vista or make good with keywords
-------------------------------------------------------------------------------------------------------------------------
Special Instructions                             X     None
-------------------------------------------------------------------------------------------------------------------------
Signatures                                       ?     Order pending signature(s)                                    Sign
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
Rate Card Price                                                                                      166,500.00
------------------------------------------------------------------------------------------------------------------------
Gross Price                                                                                          166,500.00      Set
------------------------------------------------------------------------------------------------------------------------
Net Price                                                                                            166,500.00
------------------------------------------------------------------------------------------------------------------------
Cost Per Day                                                                                             605.45
------------------------------------------------------------------------------------------------------------------------

                                ORDER SIGNATURES

THIS IS AN IMPORTANT LEGAL DOCUMENT. PLEASE READ IT CAREFULLY BEFORE SIGNING BELOW.

                   DOUBLECLICK STANDARD TERMS AND CONDITIONS

DELIVERY OF BANNERS. DoubleClick shall deliver Advertiser's Banners to users accessing Pages in accordance with the Service Terms, this insertion order and such other specifications to be determined solely by DoubleClick (collectively, the "Agreement"). Advertiser hereby grants DoubleClick a non-exclusive, worldwide license to use Banners on the Service pursuant to this Agreement.

PAYMENT. Advertiser shall pay DoubleClick immediately upon Advertiser's receipt of DoubleClick's invoice. If Advertiser fails to make payment within such thirty (30) day period, DoubleClick, in addition to other remedies, shall have the right to immediately remove Banners from the Service without any obligation to Advertiser or claim against DoubleClick for such removal. Advertiser cannot cancel or receive refunds for any Banners which have run or orders which have been placed unless cancelled on four (4) weeks prior written notice to DoubleClick and after such orders are fifty percent (50%) completed. Advertiser agrees that if Advertiser cancels or changes its order as provided above, any discount granted may be rescinded or adjusted, and Advertiser may be charged at the full card rate then in effect.

ADVERTISER'S OBLIGATIONS AND REPRESENTATIONS. Advertiser shall be solely responsible for all costs it incurs in connection with the Service and this Agreement, including, without limitation, expenses associated with creating, updating and otherwise managing Banners, delivering Banners to the Service and establishing and maintaining links between Banners and web sites and areas outside the Service (collectively, "Advertiser's Web Content"). Advertiser warrants and represents at all times that Advertiser owns and/or has the right to permit the use of the Banners by DoubleClick and that neither the Banners nor the Advertiser's Web Content will infringe the rights of any third party or violate any foreign or domestic federal, state or local law or regulation. Advertiser agrees that it shall be solely responsible for any liability arising out of the Banners or Advertiser's Web Content. In furtherance of the foregoing, Advertiser agrees to indemnify and hold DoubleClick and Service Participants harmless from and against any losses, costs, damages or expenses (including reasonable attorneys' fees) resulting from claims or actions arising out of or in connection with Banners or Advertiser's Web Content or Advertiser's breach of any agreement, representation or warranty hereunder, including, without limitation, claims for infringement of copyright or other intellectual property rights and violation of rights of privacy or publicity.

DOUBLECLICK'S RIGHTS. DoubleClick shall have the right to approve the form and content of all Banners and no changes shall be made to any Banners without DoubleClick's consent. DoubleClick shall have the right to refuse to include in the Service, and to remove from the Service without notice, any Banner that DoubleClick determines does not meet the Service's standards or comply with the Service Terms or any Banner linking to Advertiser's Web Content, which content DoubleClick deems unlawful or inappropriate in its sole discretion. DoubleClick may use the Advertiser's name and Banners to promote DoubleClick and the Service in all media and to use information concerning Pages, Impressions and users for DoubleClick's own use and for use in connection with the Service, provided DoubleClick does not reproduce Banners without Advertiser's prior consent.

NO WARRANTY/LIABILITY. DOUBLECLICK MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE INCLUDING, WITHOUT LIMITATION, THE TYPE OR NUMBER OF SERVICE PARTICIPANTS OR THE TYPE OR NUMBER OF PAGES WHICH WILL BE ACCESSIBLE THROUGH THE SERVICE. DOUBLECLICK SHALL NOT BE LIABLE FOR ANY SERVICE PARTICIPANTS NOR FOR THE CONTENTS OF ANY WEB SITES OR PAGES, NOR FOR ANY LOSS, COST, DAMAGE OR EXPENSE (INCLUDING COUNSEL FEES) INCURED BY ADVERTISER IN CONNECTION WITH ADVERTISER'S PARTICIPATION IN THE SERVICE, INCLUDING WITHOUT LIMITATION, FOR ANY TECHNICAL MALFUNCTION, COMPUTER ERROR OR LOSS OF DATA OR OTHER INJURY, DAMAGE OR DISRUPTION TO ADVERTISER'S BANNERS. IN NO EVENT SHALL DOUBLECLICK BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT EVEN IF SUCH DAMAGES ARE FORESEEABLE AND WHETHER OR NOT DOUBLECLICK HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. IN NO EVENT SHALL DOUBLECLICK'S LIABILITY EXCEED THE TOTAL AMOUNT PAID TO DOUBLECLICK BY ADVERTISER HEREUNDER.

MISCELLANEOUS. Advertiser shall hold this Agreement in confidence and shall not sell, transfer or assign this Agreement without DoubleClick's prior written consent. Advertiser shall not have, nor claim, any right, title or interest in or to any Pages, the Service or any elements thereof (including, without limitation, the grant of a license in or to the Service or any software, source codes, modifications, updates and enhancements thereof or other aspect thereof), the name "DoubleClick" or any derivatives thereof, or any other trademarks and logos owned or controlled by DoubleClick and made available through the Service or otherwise. Each party hereto shall be and act as an independent contractor and not as partner, joint venturer, or agent of the other. This Agreement represents the entire understanding between DoubleClick and Advertiser regarding DoubleClick's services and supersedes all prior agreements. No waiver, modifications or addition to this Agreement shall be valid unless in a writing signed by the parties. The foregoing shall not limit DoubleClick's right to waive, modify or make additions to the Service Terms. The Service Terms, as in effect from time to time, are hereby incorporated in this Agreement and made a part hereof as if set forth in full. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York and jurisdiction and venue of all matters relating to this Agreement shall be vested exclusively in the federal and state courts within the City of New York.

DEFINITIONS. "Banner" is defined as Advertiser's advertisement and its contents which appears on a Page. "Impression" is defined as occurring each time a Banner appears on a Page, resulting from a user accessing or visiting such Page. "Page" is defined as a page in a Service Participant's web site which is linked to the Service pursuant to the Service Terms. "Service" is defined as the DoubleClick service or other related service, owned, operated or distributed by or through DoubleClick or any subsidiary that delivers banners to web site pages linked to the Service upon users accessing or visiting such page. "Service Participant" is defined as the companies, entities and individuals accepted by DoubleClick which supply the Pages to receive banners as part of the Service. "Service Terms" is defined as the guidelines, terms and conditions in effect and established by DoubleClick from time to time which govern the Advertiser's and Service Participants' use of the Service and are at http://ww.doubleclick.net.

3/21/97 Version

ONLINE SUBMISSIONS: IN LIEU OF A SIGNATURE, CHECK THE BOX AND ENTER YOUR NAME BELOW.


-        Sign for the advertiser.

-        Paper Insertion Order with signature on file.

Note: The client's checkbox reads "In lieu of signature, Agency/Advertiser check here".
The client MUST check their box for the order to be considered
"signed".

                                    --------------------------
      Order Authorization Name:     Judy Hackett
                                    --------------------------

                                    --------------------------
                       Company:     HeadHunter.Net
                                    --------------------------

                                    --------------------------
                         Title:     SVP Marketing
                                    --------------------------
                                    /s/ Judith Hackett

Date:  Thursday, February 25, 1999

[ ] In lieu of signature, Sales check here.

                  --------------------------
Sales Name:       Craig Paris
                  --------------------------
                  /s/ Craig Paris

Date:  Thursday, February 25, 1999

Update


                                      -3-